FINANCIAL INVESTORS TRUST

Grandeur Peak Global Reach Fund

Grandeur Peak Emerging Markets Opportunities Fund

(the “Funds”)

Investor and Institutional Class Shares

SUPPLEMENT DATED DECEMBER 16, 2013 TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR EACH OF THE FUNDS, DATED MAY 1, 2013, AS SUPPLEMENTED FROM TIME TO TIME

Change of Custodian

Effective December 16, 2013, the Board of Trustees of the Trust has appointed Brown Brothers Harriman & Co., (“BBH & Co.”) as the Funds’ Custodian. As a result, all references to Union Bank, N.A. in the SAI with respect to the Funds are hereby deleted and replaced with reference to BBH & Co.

In addition, the section entitled “Custodian” on page 70 of the SAI is hereby deleted and replaced in its entirety with the following:

Custodian.  Brown Brothers Harriman & Co., (the “Custodian”), located at 40 Water Street, Boston, MA 02109, serves as the custodian for the Funds.  As such, the Custodian holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, the Custodian receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.